                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 03/18/98
                        (Date of earliest event reported)



                 First Union Commercial Mortgage Securities, Inc.
        (Exact name of registrant as specified in governing instruments)



                                    North Carolina
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (704) 374-6828
              (Registrant's telephone number, including area code)


                        Commission File Number 33-97994

                 56-1643598 (I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                    First Union Commercial Mortgage Securities, Inc.
                                  Series 1997-C1
                                    FORM 8-K


                                     INDEX


ITEM                  DESCRIPTION                                 PAGE NUMBER
Item 5.               Other Event                                       3

Item 7.               Financial Statements and
                          Exhibits                                      3

                          Signatures                                    3

Exhibit A             Trustee's Report to
                          Bondholders                                   4

                    First Union Commercial Mortgage Securities, Inc.
                                  Series 1997-C1

                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    First Union Commercial Mortgage Securities, Inc.
                                  Series 1997-C1


           (Registrant)

Date:  03/18/98

By:
Name: David Shepherd
Title: Assistant Secretary
State Street Bank and Trust Company
as Trustee

First Union Commercial Mortgage Securities, Inc.
Series 1997-C1
B233

Report to Certificateholders for Payment Date:      December 18, 1997
Payment Summary